SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2010


                              ADD-ON EXCHANGE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-52867                  38-3794899
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

475 Park Avenue, 30th Floor New York, New York                     10016
   (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (800) 818-1385

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 17, 2010, the board of directors of Add-on Exchange, Inc. ("Company") approved the dismissal of Gately & Associates, LLC ("Gately") as the Company's independent registered public accounting firm. Gately's dismissal was effective immediately.

     During the fiscal years ended September 30, 2009 and 2008, Gately's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended September 30, 2009 and 2008, and the subsequent period through August 17, 2010 (the date of Gately's dismissal), (i) there were no disagreements between the Company and Gately on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Gately, would have caused Gately to make reference to the matter in its reports on the Company's financial statements; and (ii) there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

     On August 17, 2010, the Company provided Gately with a copy of the disclosure it was making in the Form 8-K (that was subsequently filed with the Commission on September 1, 2010, and which is being amended hereby) in response to Item 4.01 on Form 8-K, and requested that Gately furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Gately agreed with the above statements. The Company was unsuccessful in its attempt to contact Gately and has not received a response to the Company's request.

     We have made numerous attempts to contact Gately by mail and telephone to no avail. Therefore, we could not provide Gately with a copy of this amended Form 8-K.

     On January 6, 2011, we received a letter from the Securities and Exchange Commission advising us that effective October 22, 2010, the Public Company
Accounting Oversight Board ("PCAOB") revoked the registration of Gately and that, since Gately was no longer registered with the PCAOB, we may not include Gately's audit reports in our filings with the Commission. The result of this notification is that our financial statements for the fiscal year ended September 30, 2009, must be re-audited by an independent public accounting firm registered with the PCAOB.

     As previously reported on our Form 8-K/A filed with the Commission on September 1, 2010, the Company engaged Marcum LLP ("Marcum") as our independent registered public accounting firm for the Company's fiscal year ended September 30, 2010. This change in the Company's independent registered public accounting firm was approved by our board of directors on August 17, 2010.

     During the fiscal years ended September 30, 2009 and 2008, and the subsequent interim period through August 17, 2010, the Company did not consult with Marcum regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered to the Company's financial statements or (ii) any matter that was either the subject of a disagreement or an event identified in response to Item 304(a)(1)(iv) of Regulation S-K.

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
                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: January 26, 2011
                                            ADD-ON EXCHANGE, INC.


                                            By: /s/ John Rafuse
                                               ---------------------------------
                                               John Rafuse
                                               Chief Executive Officer


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